UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2026

BLUE FOUNDRY BANCORP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40619	86-2831373
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

19 Park Avenue, Rutherford, New Jersey		07070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 939-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BLFY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On January 29, 2026, Blue Foundry Bancorp (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”). At the close of business on the record date for the Special Meeting, there were a total of 20,761,225 shares of Company common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 16,797,721 shares of common stock were represented, therefore a quorum was present. At the Special Meeting, the Company’s shareholders voted on two proposals, as more specifically described in the proxy statement/prospectus of the Company and Fulton Financial Corporation (“Fulton”), dated December 23, 2025 (the “proxy statement/prospectus”). Set forth below are the final results of shareholder votes for all proposals.
Proposal 1 – Merger Proposal
A proposal to approve the Agreement and Plan of Merger by and between the Company and Fulton, dated as of November 24, 2025, pursuant to which the Company will merge with and into Fulton, with Fulton as the surviving entity, was approved by the affirmative vote of a majority of the outstanding shares of Blue Foundry Bancorp common stock entitled to vote at the Special Meeting, as indicated below:

For	Against	Abstain
16,476,512	280,898	40,311
Proposal 2 – Adjournment Proposal
A proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve and adopt the merger proposal or to ensure that any supplement or amendment to the proxy statement/prospectus is timely provided to stockholders, was approved by the affirmative vote of a majority of the votes cast by shareholders at the Special Meeting, as indicated below:

For	Against	Abstain
14,019,713	2,739,049	38,959
Although the adjournment proposal was approved, the adjournment of the Special Meeting was not necessary because the Company’s shareholders approved the merger proposal.
Forward Looking Statements
This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Fulton and the Company and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding Fulton’s or the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to Fulton or the Company, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.
Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) failure to consummate the merger for any reason, including the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company) or failure to satisfy any of the other closing conditions in a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (2) the businesses of Fulton and the Company may not be combined successfully, or such combination may take longer to accomplish than expected; (3) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (4) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (5) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (6) diversion of management’s attention from ongoing business operations and opportunities; (7) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate the Company’s operations and those of Fulton; (8) such integration may be more difficult, time consuming or costly than expected; (9) revenues following the proposed transaction may be lower than expected; (10) Fulton’s and the Company’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (11) the dilution caused by Fulton’s issuance of additional shares of its capital stock in connection with the proposed transaction; (12) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; and (13) legislative and regulatory changes. Further information about these and other relevant risks and uncertainties may be found in Fulton’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in subsequent filings with the Securities and Exchange Commission.
Forward-looking statements speak only as of the date they are made. Fulton and the Company do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Blue Foundry Bancorp

DATE: January 30, 2026	By:	/s/ James D. Nesci
James D. Nesci
President and Chief Executive Officer